Exhibit 10.1

AMENDMENT NO. 5 AND NOTICE PURSUANT TO
SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 5 AND NOTICE PURSUANT TO SECURITIES PURCHASE AGREEMENT, dated June 14, 2012 (this “Amendment”), is between General Moly, Inc., a Delaware corporation, (the “Company”), and Hanlong (USA) Mining Investment, Inc., a Delaware corporation, (“Purchaser”). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement, as defined below.

RECITALS

A.            The Company and Purchaser are parties to the Securities Purchase Agreement, dated March 4, 2010 (as amended by Amendment No. 1 to Securities Purchase Agreement, dated July 30, 2010, Amendment No. 2 and Waiver to Securities Purchase Agreement, dated October 26, 2010, Amendment No. 3 to Securities Purchase Agreement, dated December 20, 2010, Amendment No. 4 to Securities Purchase Agreement, dated July 7, 2011, and as further amended, restated or replaced, the “Agreement”);

B.            The Company and Purchaser are parties to the Option to Amend Securities Purchase Agreement, dated January 9, 2012 (as further amended, restated or replaced, the “Option”); and

C.            The parties desire to give notice and amend the Agreement to modify the date for certain payments under the Agreement.

Accordingly, (i) the parties give certain notices as set forth below,  and (ii) in consideration of the mutual covenants contained in this Amendment and the rights granted in the Option, the parties intending to be legally bound agree as follows.

NOTICES AND AGREEMENT

1.         Pursuant to Section 7.2(e) of the Agreement, the Company hereby notifies Purchaser that the Company believes it is reasonable to expect:

(a) the BLM will not issue the ROD on or before September 2, 2012 (the date that is nine months after the date of the publication of the Draft EIS); and

(b) the BLM will issue the ROD on or before December 2, 2012 (the date that is twelve months after the date of the publication of the Draft EIS).

2.         Pursuant to Section 7.2(e) and the notice given in paragraph 1 above, the Purchaser hereby notifies the Company that it hereby elects the ROD Condition Extension.

3.         Pursuant to the Option, the last sentence of Section 7.2(e) of the Agreement is hereby amended by replacing “the date that is fifteen days after the ROD Deadline” with “April 30, 2013”.

Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

GENERAL MOLY, INC.

By:	/s/ Bruce D. Hansen
	Name:	Bruce D. Hansen
	Title:	Chief Executive Officer

HANLONG (USA) MINING INVESTMENT, INC.

By:	/s/ Nelson Feng Chen
	Name:	Nelson Feng Chen
	Title:	Director